UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2025

The Joint Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36724	90-0544160
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
16767 N. Perimeter Drive, Suite 110
Scottsdale, Arizona 85260
(Address of principal executive offices) (Zip Code)

(480) 245-5960
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001	JYNT	The NASDAQ Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On June 23, 2025, we entered into an Asset Purchase Agreement (the “Joint Ventures Purchase Agreement”) with Joint Ventures, LLC, a Nevada limited liability company (“Joint Ventures”), pursuant to which we will sell to Joint Ventures the assets of, and grant franchise rights to, 31 company-owned and managed clinics located in Arizona and New Mexico (the “Joint Ventures Transaction”) for an aggregate purchase price of $11.07 million, subject to certain adjustments.

In addition, in connection with the Joint Ventures Transaction, we will acquire the regional developer rights to the Northwest Region, which consists of 46 existing franchised clinics and 30 sites for future clinic development in regions of Northern California, Utah, Nevada, Washington and Oregon.

The Joint Ventures Transaction, which is expected to close on or before June 30, 2025, is expressly conditioned upon the acquisition of substantially all of the assets of the 31 clinics pursuant to the Joint Ventures Purchase Agreement. The Joint Ventures Transaction is also subject to customary closing conditions. The Joint Ventures Purchase Agreement contains other provisions, covenants, representations, and warranties that are typical in transactions of this size, type, and complexity.

On June 25, 2025, we issued a press release announcing the Joint Ventures Transaction described in this Item 1.01. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

On June 23, 2025, we sold the assets of, and granted franchise rights to, five clinics located in Kansas and Missouri to 93 Chiro, LLC, a Missouri professional limited liability company, as buyer, and Clinton Morrow, an individual, and Phillip Smith, an individual, as guarantors (“Kansas City Region Transaction”).

On June 25, 2025, we issued a press release announcing the Kansas City Region Transaction described in this Item 8.01. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibits
99.1	Press Release, dated June 25, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE JOINT CORP.

Date:	June 27, 2025	By:	/s/ Sanjiv Razdan
Sanjiv Razdan
President and Chief Executive Officer